Burke Mills, Inc.
                             191 Sterling Street NW
                                Valdese, NC 28690
                                  828 874-6341



                                November 29, 2005



Securities and Exchange Commission
Washington, DC


         RE: Burke Mills, Inc. Commission File number 0-5680


Gentlemen:

         This correspondence is a cover letter to Form 8-K/A2 filed by Burke Mills, Inc. with the Commission. This amendment to Form 8-K is filed pursuant to the letter of comment addressed to the undersigned by the Commission staff dated November 17, 2005. The revisions are in response to comments number 2 and number
3. In regard to comment number 1, the letter from BDO Seidman, LLP stating whether or not it agreed with the disclosures in the filing has been requested but has not yet been received.

         The Company acknowledges that: (a) the Company is responsible for the adequacy and accuracy of the disclosures of the filing; (b) staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; (c) the Company may not assert this action as a defense in any proceeding initiated by the Commission or any person under the Federal Securities Laws of the United States.



                                   Sincerely,

                                   /s/ Thomas I. Nail
                                   ------------------
                                   Thomas I. Nail
                                   President and COO

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2005

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                             56-0506342
------------                            ------------------------------------
(Commission File No.)                   (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

         This Form 8-K/A2 amendment number two of the Form 8-K amends the Form 8-K filed by the Company dated November 8, 2005 and filed with the Commission November 14, 2005. The date of such report was erroneously stated to be November 8, 2005, and that date should have been November 9, 2005. This Form 8-K/A2 also amends form 8-K/A filed November 17, 2005.

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant's Certifying Accountant

On October 20, 2005 a representative of BDO Seidman, LLP (Seidman), the independent registered public accounting firm then engaged as the accountant to audit the Company's financial statements, verbally stated to the chairman of the Company's audit committee that Seidman would cease to serve as the Company's independent accountant at the conclusion of its accounting services for the third quarter of the current fiscal year of the Company because this company engagement was not profitable for Seidman. This intention was confirmed in a telephone conference call between a representative of Seidman and members of the audit committee and management on October 25, 2005.

On November 14, 2005, Seidman completed its accounting services for the third quarter of the Company's fiscal year.

Seidman's report on the financial statements of the Company for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years, and in the subsequent interim period through November 14, 2005, there have been no disagreements with Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the audit of the financial statements of the Company for the fiscal year ending January 1, 2005, Seidman advised the Company that, as explained below, internal controls necessary for the Company to develop reliable financial statements did not exist at that point in time. The particular disclosure controls and procedures which were not effective arose out of an error in the company's calculation of its deferred income taxes for the fiscal year ended January 3, 2004 and for the first three quarters of the fiscal year ended January 1, 2005. After advice from Seidman, the Company deemed this error to be a material weakness, as such term is defined in PCAOB Auditing Standard No. 2. The error arose when the Company calculated the valuation allowance (mark-down) for the fiscal year ended January 3, 2004 based upon the gross value of deferred tax assets which was $920,000.00. The Company, after advice from Seidman, concluded that this calculation should be restated to calculate the valuation allowance based on the difference between deferred tax assets and deferred tax liabilities. Deferred tax liabilities exceeded deferred tax assets by $60,000.00 during the fiscal year ended January 3, 2004. The effect of the change was to reduce the Company's total assets as of January 3, 2004 by $60,000.00, decrease total liabilities by $980,000.00, increase total shareholders' equity by $920,000.00, and decrease by $920,000.00 the Company's net loss for the fiscal year ended January 3, 2004. As a result of such advice from Seidman, the Company addressed the material weakness subsequent to the date of its discovery on March 29, 2005. The Company incorporates herein by reference disclosures contained in
Part 2, Item 9, on the annual report to the Securities and Exchange Commission by the Company on Form 10-K for the fiscal year ended January 1, 2005. This matter was disclosed in note 2 of the company's financial statements and in Item 8 and Item 9A of the Company's Form 10-K for the fiscal year ended January 1, 2005.

The audit committee of the Board of Directors of the Company was aware of the advice from Seidman with respect to this error. The Company has authorized Seidman to respond fully to inquiries of the Company's successor accountant concerning the subject matter described above.

Other than as stated above, during the Company's two most recent fiscal years and the subsequent interim period through November 14, 2005 there have been no reportable events as defined in Section 304(a)(1)(v) of Regulation S-K.

The Company has engaged a new independent accountant which is the registered public accounting firm of Scott McElveen L.L.P. of Columbia, SC, to audit the Company's financial statements. On October 31, 2005, the chairman of the company's Audit Committee signed an engagement letter with Scott McElveen L.L.P. On November 9, 2005, the audit committee of the company formally approved the engagement of Scott McElveen L.L.P. The date of commencement of the work of Scott McElveen L.L.P. will be on or about December 1, 2005. The Company has not previously consulted Scott McElveen L.L.P.

The Company has provided to Seidman a copy of the disclosures contained herein. The Company has requested that the former accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein, and, if not, stating the respects in which it does not agree. As of the filing of this report said letter has not been received.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 29, 2005                 BURKE MILLS, INC.


                                         By:/s/Thomas I. Nail
                                         --------------------
                                         Thomas I. Nail
                                         President and COO